Exhibit 10.1

EIGHTH MASTER MANAGEMENT AGREEMENT

AND

PROPERTY MANAGEMENT AGREEMENT

AMENDMENT AGREEMENT

This EIGHTH MASTER MANAGEMENT AGREEMENT AND PROPERTY MANAGEMENT AGREEMENT AMENDMENT AGREEMENT (this “Amendment Agreement”) is made and entered into as of February 27, 2014, by and among Inland American Real Estate Trust, Inc., a Maryland corporation, in its own capacity and in its capacity as parent company for the owners of the various properties (the “Owner”), and Inland American Industrial Management LLC, Inland American Office Management LLC and Inland American Retail Management LLC, each a Delaware limited liability company (collectively, the “Managers”).

RECITALS

WHEREAS, Owner and each Manager are parties to Master Management Agreements, dated as of July 1, 2012, relating to properties managed by each Manager (the “Master Management Agreements”);

WHEREAS, pursuant to the Master Management Agreements, the Owner and Managers are parties to those certain individual property management agreements for various properties, including but not limited to those properties listed in Exhibit A (the “Property Management Agreements”);

WHEREAS, on January 30, 2014, the Master Management Agreements and Property Management Agreements were amended to provide that (i) a Termination Notice (as defined in the Master Management Agreements and Property Management Agreements) must be delivered prior to February 28, 2014, to prevent the automatic renewal of such agreements (the “Termination Notice Deadline”) and (ii) the expiration date of each Master Management Agreement and Property Management Agreement is the earlier of (y) 120 calendar days following the delivery of a Termination Notice or (z) June 30, 2014;

WHEREAS, in connection with the upcoming Termination Notice Deadline, the Owner and Managers desire to amend the Master Management Agreements and Property Management Agreements to (i) change the Termination Notice Deadline in each Master Management Agreement and Property Management Agreement to March 31, 2014, and (ii) change the expiration date of each Master Management Agreement and Property Management Agreement to the earlier of (y) 120 calendar days following the delivery of a Termination Notice or (z) July 31, 2014; and

WHEREAS, pursuant to Section 10 of each Master Management Agreement and Section 11 of each Property Management Agreement, the Owner and Managers may amend the Master Management Agreements or Property Management Agreements pursuant to a written agreement executed by the Owner and Managers.

NOW, THEREFORE, in consideration of mutual agreements as herein expressed and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

1. Amendment to Master Management Agreements. The Owner and Managers hereby agree to amend Section 3(a) in each Master Management Agreement by replacing “February 28, 2014” with “March 31, 2014” and “the earlier of (y) 120 calendar days following the delivery of a Termination Notice or (z) June 30, 2014” with “the earlier of (y) 120 calendar days following the delivery of a Termination Notice or (z) July 31, 2014”.

2. Amendment to Property Management Agreements. The Owner and Managers hereby agree to amend Section 1 in each Property Management Agreement to provide that (i) the Termination Notice Deadline in each such agreement shall be March 31, 2014, and (ii) the expiration date for each such agreement shall be the earlier of (y) 120 calendar days following the delivery of a Termination Notice or (z) July 31, 2014.

3. Full Force and Effect. Except as amended hereby, the terms and conditions of the Master Management Agreements and Property Management Agreements shall remain in full force and effect.

4. Modifications. This agreement may not be amended or any provision hereof waived or modified except by an instrument in writing signed by each of the parties hereto.

5. Governing Law. This agreement shall be governed by, and construed in accordance with, the laws of the state of Illinois, without regard to any conflict of law provision that would require the application of the law of any other jurisdiction.

6. Counterparts. This amendment may be executed in multiple counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

[Signature pages follow]

2

IN WITNESS WHEREOF, the parties have executed this Amendment Agreement as of the date first written above.

OWNER:

INLAND AMERICAN REAL ESTATE
TRUST, INC.

By:	/s/ Jack Potts
Name:	Jack Potts
Title:	Treasurer

[Signature page to Amendment Agreement]

MANAGERS:

INLAND AMERICAN RETAIL MANAGEMENT LLC

By:	/s/ Tom Lithgow
Name: Tom Lithgow
Title: President

INLAND AMERICAN OFFICE MANAGEMENT LLC

By:	/s/ Tom Lithgow
Name: Tom Lithgow
Title: President

INLAND AMERICAN INDUSTRIAL MANAGEMENT LLC

By:	/s/ Tom Lithgow
Name: Tom Lithgow
Title: President

[Signature page to Amendment Agreement]

EXHIBIT A

	Building	Property Name	Address	City	ST	Manager
1.	44114	11500 MELROSE AVE (294 TOLLWAY VENTURE)	11500 Melrose Avenue	Franklin Park	IL	Inland American Industrial Management LLC
2.	44117	LIBERTYVILLE ASSOCIATES	700 N. Highway 45	Libertyville	IL	Inland American Industrial Management LLC
3.	44122	COLOMA	4412 Coloma Road	Coloma	MI	Inland American Industrial Management LLC
4.	44123	KINSTON	104 Enterprise Blvd	Kinston	NC	Inland American Industrial Management LLC
5.	44151	DEVENS INDUSTRIAL	235 Barnum Road	Devens	MA	Inland American Industrial Management LLC
6.	44159	ATLAS—ST PAUL	240 Chester Street	St. Paul	MN	Inland American Industrial Management LLC
7.	44161	ATLAS-NEW ULM	17113 County Road 29	New Ulm	MN	Inland American Industrial Management LLC
8.	44400	HASKELL—ROLLING PLAINS DETENTIONAL FACIL	118 County Line Road 206	Haskell	TX	Inland American Industrial Management LLC
9.	44401	HUDSON CORRECTIONAL FACITLITY	3001 Juniper Street, County Road 45.5	Hudson	CO	Inland American Industrial Management LLC
10.	44402	IMAGINE AVONDALE	950 North Elsieo C. Felix Jr. Way	Avondale	AZ	Inland American Industrial Management LLC
11.	44403	IMAGINE COOLIDGE	1290 East Vah Ki Inn Road	Coolidge	AZ	Inland American Industrial Management LLC
12.	44404	IMAGINE FIRESTONE	5753 Twilight Avenue	Firestone	CO	Inland American Industrial Management LLC
13.	44405	IMAGINE INDIGO RANCH	6464 Peterson Road	Colorado Springs	CO	Inland American Industrial Management LLC
14.	44406	IMAGINE TOWN CENTER	775 Town Center Blvd	Palm Coast	FL	Inland American Industrial Management LLC
15.	44407	IMAGINE DISCOVERY	1728 Whitehead Road	Baltimore	MD	Inland American Industrial Management LLC
16.	44408	IMAGINE HOPE LAMOND	6200 Kansas Avenue	Washington D.C		Inland American Industrial Management LLC
17.	44409	IMAGINE COOLIDGE II	1290 East Vah Ki Inn Road	Coolidge	AZ	Inland American Industrial Management LLC
18.	44170	Trimble I & II	355-455 E. Trimble Road	San Jose	CA	Inland American Industrial Management LLC

	Building	Property Name	Address	City	ST	Manager
19.	44171	North 1st Street	3745-3775 North First St	San Jose	CA	Inland American Industrial Management LLC
20.	44172	Las Plumas	1601 Las Plumas Ave	San Jose	CA	Inland American Industrial Management LLC
21.	44173	Tech I	4415-4425 Technology Drive	Fremont	CA	Inland American Industrial Management LLC
22.	44174	Tech II	4209 Technology Drive	Fremont	CA	Inland American Industrial Management LLC
23.	44175	Timber I	44348-44388 Old Warm Springs Blvd	Fremont	CA	Inland American Industrial Management LLC
24.	44176	Fremont	46360 Fremont Blvd	Fremont	CA	Inland American Industrial Management LLC
25.	44177	Southpoint	755-775 Southpoint Drive	Petaluma	CA	Inland American Industrial Management LLC
26.	44178	Sonora	1154-1156 Sonora Ct	Sunnyvale	CA	Inland American Industrial Management LLC
27.	44179	Sycamore	550-576 Sycamore Drive	Milpitas	CA	Inland American Industrial Management LLC
28.	48002	BRIDGESIDE POINT OFFICE BUILDING	100 Technology Drive	Pittsburg	PA	Inland American Office Management LLC
29.	48003	AT&T CENTER—CHICAGO	2000 West AT&T Center Drive	Hoffman Estates	IL	Inland American Office Management LLC
30.	48005	DULLES EXECUTIVE PLAZA	13530 & 13560 Dulles Technology Drive	Herndon	VA	Inland American Office Management LLC
31.	48007	DENVER HIGHLANDS	8822 South Ridgeline Blvd.	Highlands Ranch	CO	Inland American Office Management LLC
32.	48013	3801 S. COLLINS	3801 South Collins	Arlington	TX	Inland American Office Management LLC
33.	48014	AT&T—ST LOUIS	909 Chestnut Street	St Louis	MO	Inland American Office Management LLC
34.	48015	AT&T CLEVELAND	45 Erieview Plaza	Cleveland	OH	Inland American Office Management LLC
35.	48016	WORLDGATE PLAZA	12801-12901 Worldgate Drive	Herndon	VA	Inland American Office Management LLC
36.	48026	SANOFI AVENTIS—US INC	55 Corporate Drive	Bridgewater	NJ	Inland American Office Management LLC
37.	48028	UNITED HEALTH—FREDERICK	800 Oak Street	Frederick	MD	Inland American Office Management LLC
38.	46578	Suntrust-FL01204 Vierra	8226 North Wickam Road	Melbourne	FL	Inland American Retail Management LLC

	Building	Property Name	Address	City	ST	Manager
39.	46579	Suntrust-GA00695 Douglas Main	201 S. Peterson Avenue	Douglas	GA	Inland American Retail Management LLC
40.	46580	Suntrust-MD00464 Bethesda Main Office	7500 Wisconsin Avenue	Bethesda	MD	Inland American Retail Management LLC
41.	46581	Suntrust-NC00349 Six Forks	3620 Six Forks Road	Raleigh	NC	Inland American Retail Management LLC
42.	46582	Suntrust-NC00388 Salem Group	2140 Country Club Road	Winston-Salem	NC	Inland American Retail Management LLC
43.	46583	Suntrust-VA00772 Technology Center	1030 Wilmer Avenue	Richmond	VA	Inland American Retail Management LLC
44.	40101	ANTOINE TOWN CENTER	12430 Tomball Pkwy	Houston	TX	Inland American Retail Management LLC
45.	40102	CYFAIR TOWN CENTER	17445 Spring Cypress	Cypress	TX	Inland American Retail Management LLC
46.	40103	BAY COLONY	2955 S Gulf Freeway	League City	TX	Inland American Retail Management LLC
47.	40104	BLACKHAWK TOWN CENTER	9885 Blackhawk Blvd	Houston	TX	Inland American Retail Management LLC
48.	40105	PRESTONWOOD TOWN CENTER	5301 Belt Line Road	Dallas	TX	Inland American Retail Management LLC
49.	40106	BAY COLONY II	NWC of I-45 & FM 646	League City	TX	Inland American Retail Management LLC
50.	40107	CYFAIR TOWN CENTER II	NEC of Highway 290 & Spring Cypress Road	Cypress	TX	Inland American Retail Management LLC
51.	40108	VICTORY LAKES TOWN CENTER	NEC of I-45 and FM 646	League City	TX	Inland American Retail Management LLC
52.	40109	SONIC AT ANTOINE TOWN CENTER	12710 Tomball Pkwy	Houston	TX	Inland American Retail Management LLC
53.	40110	STABLES TOWN CENTER I	18425 Champion Forest Dr.	Spring	TX	Inland American Retail Management LLC
54.	40111	STABLES TOWN CENTER II	8765 Spring Cypress	Spring	TX	Inland American Retail Management LLC
55.	40112	ROCKWELL PLAZA	NW Expressway	Oklahoma City	OK	Inland American Retail Management LLC
56.	40113	STONE RIDGE MARKET	20935 US HWY 281 N	San Antonio	TX	Inland American Retail Management LLC
57.	40114	SOUTH FRISCO VILLAGE	2930 Preston Road	Frisco	TX	Inland American Retail Management LLC
58.	44503	ELDRIDGE TOWN CENTER	12330 Fm 1960 Rd W	Houston	TX	Inland American Retail Management LLC

	Building	Property Name	Address	City	ST	Manager
59.	44504	NTB ELDRIDGE	12150 Fm 1960 Rd W	Houston	TX	Inland American Retail Management LLC
60.	44505	ATASCOCITA SHOPPING CENTER	7072 Fm 1960 East	Humble	TX	Inland American Retail Management LLC
61.	44506	WINCHESTER TOWN CENTER	9344 Jones Road	Houston	TX	Inland American Retail Management LLC
62.	44510	CYPRESS TOWN CENTER	12220 Jones Road	Houston	TX	Inland American Retail Management LLC
63.	44514	HIGHLAND PLAZA	1520 S Mason Rd	Katy	TX	Inland American Retail Management LLC
64.	44520	TOMBALL TOWN CENTER	14060 Fm-2920 Road	Tomball	TX	Inland American Retail Management LLC
65.	44524	WINDERMERE VILLAGE	12020 Fm 1960 Rd W	Houston	TX	Inland American Retail Management LLC
66.	44527	SPRING TOWN CENTER	21106 Kuykendahl Rd.	Spring	TX	Inland American Retail Management LLC
67.	44531	SHERMAN TOWN CENTER	3606 Town Center	Sherman	TX	Inland American Retail Management LLC
68.	44535	PARADISE SHOPS OF LARGO	10411 Ulmerton Road	Largo	FL	Inland American Retail Management LLC
69.	44536	BUCKHORN PLAZA	60-76 Lunger Drive	Bloomsburg	PA	Inland American Retail Management LLC
74.	44539	MONODNOCK MARKETPLACE	30 Ash Brook Road	Keene	NH	Inland American Retail Management LLC
75.	44540	STOP N SHOP—HYDE PARK	5 St. Andrews Rd.	Hyde Park	NY	Inland American Retail Management LLC
76.	44541	TRIANGLE CENTER	1015 Ocean Beach Hwy	Longview	WA	Inland American Retail Management LLC
77.	44546	STOP N SHOP— CUMBERLAND	70 Mendon Rd	Cumberland	RI	Inland American Retail Management LLC
78.	44547	STOP N SHOP—MALDEN	99 Charles St	Malden	MA	Inland American Retail Management LLC
79.	44548	STOP N SHOP— SWAMPSCOTT	450 Paradise Road	Swampscott	MA	Inland American Retail Management LLC
80.	44549	STOP N SHOP— SOUTHINGTON	505 N. Main Street	Southington	CT	Inland American Retail Management LLC
81.	44550	STOP N SHOP— FRAMINGHAM	19 Temple Street	Framingham	MA	Inland American Retail Management LLC
82.	44551	STOP N SHOP—BRISTOL	605 Metacom Ave	Bristol	RI	Inland American Retail Management LLC

	Building	Property Name	Address	City	ST	Manager
83.	44552	STOP & SHOP—SICKLERVILLE	542 Berlin-Cross Key	Sicklerville	NJ	Inland American Retail Management LLC
84.	44553	BI-LO—GREENVILLE	1315 S. Pleasantburg	Greenville	SC	Inland American Retail Management LLC
85.	44554	BROOKS CORNER	3143 Se Military Rd	San Antonio	TX	Inland American Retail Management LLC
86.	44555	LINCOLN MALL	622 George Washington Highway	Lincoln	RI	Inland American Retail Management LLC
87.	44556	THE MARKET AT HILLIARD	1852 Hilliard Rome	Hilliard	OH	Inland American Retail Management LLC
88.	44557	FABYAN RANDALL PLAZA	1980 Fabyan Parkway	Batavia	IL	Inland American Retail Management LLC
89.	44558	LINCOLN VILLAGE	6165 North Lincoln Avenue	Chicago	IL	Inland American Retail Management LLC
90.	44562	PARKWAY CENTRE NORTH	1656 Stringtown Road	Grove City	OH	Inland American Retail Management LLC
91.	44563	SHERMAN PLAZA	1600—1620 Sherman Avenue	Evanston	IL	Inland American Retail Management LLC
92.	44564	NEW FOREST CROSSING II	6025 Sam Houston Parkway	Houston	TX	Inland American Retail Management LLC
93.	44565	STATE STREET MARKET	6380 E. State Street	Rockford	IL	Inland American Retail Management LLC
94.	44566	MARKET AT MORSE / HAMILTON	1320-1380 North Hamilton Road	Columbus	OH	Inland American Retail Management LLC
95.	44568	PARKWAY CENTRE NORTH BLDG B	1656 Stringtown Road	Grove City	OH	Inland American Retail Management LLC
96.	44569	CROSSROADS AT CHESAPEAKE SQUARE	4107 Portsmouth Boulevard	Chesapeake	VA	Inland American Retail Management LLC
97.	44570	CHESAPEAKE COMMONS	4107 Portsmouth Boulevard	Chesapeake	VA	Inland American Retail Management LLC
98.	44571	14th STREET MARKET	2200 E. 14th Street	Plano	TX	Inland American Retail Management LLC
99.	44572	BELLERIVE PLAZA	170 Bellerive Boulevard	Nicholasville	KY	Inland American Retail Management LLC
100.	44573	BRANDON CENTRE SOUTH	1903 Lumsden Road	Brandon	FL	Inland American Retail Management LLC
101.	44574	CROSS TIMBERS COURT	745 Cross Timbers Road	Flower Mound	TX	Inland American Retail Management LLC
102.	44575	CUSTER CREEK	3411-3501 Custer Parkway	Richardson	TX	Inland American Retail Management LLC

	Building	Property Name	Address	City	ST	Manager
103.	44576	DONELSON PLAZA	2500 Lebanon Pike	Nashville	TN	Inland American Retail Management LLC
104.	44577	EAST GATE	250 Eastgate Drive	Aiken	SC	Inland American Retail Management LLC
105.	44578	FLOWER MOUND CROSSING	2600-2650 Flower Mound Road	Flower Mound	TX	Inland American Retail Management LLC
106.	44579	FURY’S FERRY	403 Furys Ferry Road	Augusta	GA	Inland American Retail Management LLC
107.	44580	HERITAGE HEIGHTS	4000-4020 William D. Tate Avenue	Grapevine	TX	Inland American Retail Management LLC
108.	44581	THE CENTER AT HUGH HOWELL	4420 Hugh Howell Road	Tucker	GA	Inland American Retail Management LLC
109.	44582	HUNTER’S GLEN CROSSING	3945 Legacy Drive	Plano	TX	Inland American Retail Management LLC
110.	44583	JOSEY OAKS	4112 North Josey Lane	Carrollton	TX	Inland American Retail Management LLC
111.	44584	MARKET AT WESTLAKE	3700 Bee Caves Road	Westlake Hills	TX	Inland American Retail Management LLC
112.	44585	PARK WEST PLAZA	302-322 Park Boulevard	Grapevine	TX	Inland American Retail Management LLC
113.	44586	PIONEER PLAZA	701 East Cartwright Road	Mesquite	TX	Inland American Retail Management LLC
114.	44587	RIVERVIEW VILLAGE	1050 N.E. Green Oaks Boulevard	Arlington	TX	Inland American Retail Management LLC
115.	44588	SCOFIELD CROSSING	1700 West Parmer Lane	Austin	TX	Inland American Retail Management LLC
116.	44589	SHILOH SQUARE	2645 Arapaho Road	Garland	TX	Inland American Retail Management LLC
117.	44590	SUNCREEK VILLAGE	7801 Alma Drive	Plano	TX	Inland American Retail Management LLC
118.	44591	THE HIGHLANDS	2301 FM 407	Flower Mound	TX	Inland American Retail Management LLC
119.	44592	GRAVOIS DILLON PLAZA	5301-5315 Caroline Drive 1 Dillon Plaza	High Ridge	MO	Inland American Retail Management LLC
120.	44593	PAVILIONS AT HARTMAN HERITAGE	I-70 and Little Blue Parkway	Independence	MO	Inland American Retail Management LLC
121.	44595	LEGACY CROSSING	State Route 95 & US Route 23	Marion	OH	Inland American Retail Management LLC
122.	44596	NORTHWEST MARKETPLACE	13706—13846 Northwest Freeway	Houston	TX	Inland American Retail Management LLC

	Building	Property Name	Address	City	ST	Manager
123.	44610	WASHINGTON PARK PLAZA	17730—18300 South Halsted Street	Homewood	IL	Inland American Retail Management LLC
124.	44612	LORD SALISBURY CENTER	2645 N. Salisbury Road	Salisbury	MD	Inland American Retail Management LLC
125.	44613	RIVERSTONE SHOPPING CENTER	Hwy 6 and 1092 South	Missouri City	TX	Inland American Retail Management LLC
126.	44615	SPRING TOWN CENTER III	21106 Kuykendahl Rd.	Spring	TX	Inland American Retail Management LLC
127.	44616	LAKEPORT COMMONS	5101 Sergeant Road	Sioux City	IA	Inland American Retail Management LLC
128.	44617	FOREST PLAZA	760-790 West Johnson Street	Fond du Lac	WI	Inland American Retail Management LLC
129.	44618	STREETS OF CRANBERRY	20406—20436 Route 19	Cranberry Township	PA	Inland American Retail Management LLC
130.	44619	MCKINNEY TOWN CROSSING	8800 State Highway 121	McKinney	TX	Inland American Retail Management LLC
131.	44620	PENN PARK	1401 SW 74th Street	Oklahoma City	OK	Inland American Retail Management LLC
132.	44647	HILLSBOROUGH (Winston)	404 Hillsborough St.	Raleigh	NC	Inland American Retail Management LLC
133.	44648	POPLIN PLACE	2901 W US HWY 74	Monroe	NC	Inland American Retail Management LLC
134.	44650	SIEGEN PLAZA	6700-6800 Siegan Lane	Baton Rouge	LA	Inland American Retail Management LLC
135.	44651	STREETS OF INDIAN LAKE	1418 Callender Lane	Hendersonville	TN	Inland American Retail Management LLC
136.	44652	SOUTHGATE VILLAGE	1920 Hwy 31 South	Pelham	AL	Inland American Retail Management LLC
137.	44653	CAMPUS MARKETPLACE	300 S Twin Oaks Valley Road	San Marcos	CA	Inland American Retail Management LLC
138.	44654	GARDEN VILLAGE	28090 S. Western Avenue	San Pedro	CA	Inland American Retail Management LLC
139.	44655	BEAR CREEK VILLAGE CENTER	Clinton Keith Road & I-15	Wildomar	CA	Inland American Retail Management LLC
140.	44656	CHEYENNE MEADOWS	817 Cheyenne Meadows Road	Colorado Springs	CO	Inland American Retail Management LLC
141.	44657	CENTERPLACE OF GREELEY	4500 Centerplace Drive	Greeley	CO	Inland American Retail Management LLC
142.	44658	MERCHANTS CROSSING	1500 Placida Road	Englewood	FL	Inland American Retail Management LLC

	Building	Property Name	Address	City	ST	Manager
143.	44659	ANDERSON CENTRAL	651 SR 28 Bypass	Anderson	SC	Inland American Retail Management LLC
144.	44660	BARTOW MARKETPLACE	103 Marketplace Blvd	Cartersville	GA	Inland American Retail Management LLC
145.	44661	PALM HARBOR SHOPPING CENTER	100 Palm Coast Pkwy NE	Palm Coast	FL	Inland American Retail Management LLC
146.	44662	PEACHLAND PROMENADE	24123 Peachland Blvd	Port Charlotte	FL	Inland American Retail Management LLC
147.	44663	BOYNTON COMMONS	333-339 N Congress Avenue	Boynton Beach	FL	Inland American Retail Management LLC
148.	44664	BUCKHEAD CROSSING	Sidney Marcus Blvd & Piedmont Road	Atlanta	GA	Inland American Retail Management LLC
149.	44666	GATEWAY PLAZA	1305-1375 Western Blvd	Jacksonville	NC	Inland American Retail Management LLC
150.	44667	HIRAM PAVILION	5220 Jimmy Lee Smith Pkwy	Hiram	GA	Inland American Retail Management LLC
151.	44668	GATEWAY MARKET CENTER	7751-8229 9th Street N	St Petersburg	FL	Inland American Retail Management LLC
152.	44669	COWETA CROSSING	370 Bullsboro Drive	Newnan	GA	Inland American Retail Management LLC
153.	44670	THOMAS CROSSROADS	3150 Hwy 34 East	Newnan	GA	Inland American Retail Management LLC
154.	44671	PARADISE PLACE	4075 Haverhill Road N	West Palm Beach	FL	Inland American Retail Management LLC
155.	44672	ROSE CREEK	4403 Towne Lake Parkway	Woodstock	GA	Inland American Retail Management LLC
156.	44673	WARD’S CROSSING	4026D-4040 Wards Road	Lynchburg	VA	Inland American Retail Management LLC
157.	44674	HERITAGE PLAZA—CHICAGO	Army Trail Road & County Farm Road	Carol Stream	IL	Inland American Retail Management LLC
158.	44675	SILVERLAKE	3158 Dixie Highway	Erlanger	KY	Inland American Retail Management LLC
159.	44676	PLEASANT HILL SQUARE	2205 Pleasant Hill Road	Duluth	GA	Inland American Retail Management LLC
160.	44677	BENT TREE PLAZA	7901 Falls of Neuse Road	Raleigh	NC	Inland American Retail Management LLC
161.	44679	SARASOTA PAVILION	6507 S Tamiami Trail	Sarasota	FL	Inland American Retail Management LLC
162.	44680	STONECREST MARKETPLACE	8000 Mall Parkway	Lithonia	GA	Inland American Retail Management LLC

	Building	Property Name	Address	City	ST	Manager
163.	44681	ROSEWOOD SHOPPING CENTER	2800 Rosewood Drive	Columbia	SC	Inland American Retail Management LLC
164.	44682	FAIRVIEW MARKET	655 Fairview Road	Simpsonville	SC	Inland American Retail Management LLC
165.	44683	JAMES CENTER	6901 S. 19th Street	Tacoma	WA	Inland American Retail Management LLC
166.	44685	PAVILION AT LaQUINTA	79220 Hwy 111	LaQuinta	CA	Inland American Retail Management LLC
167.	44686	DOTHAN PAVILION	4601 Montgomery Hwy	Dothan	AL	Inland American Retail Management LLC
168.	44687	SYCAMORE COMMONS	10530 Northwest Parkway	Matthews	NC	Inland American Retail Management LLC
169.	44688	UNIVERSAL PLAZA	5401 N University Drive	Lauderhill	FL	Inland American Retail Management LLC
170.	44689	HERITAGE CROSSING	3401 Raleigh Road Parkway	Wilson	NC	Inland American Retail Management LLC
171.	44690	PROMENADE— FULTONDALE	Walkers Chapel Road & I-65	Fultondale	AL	Inland American Retail Management LLC
172.	44691	TULSA HILLS SHOPPING CENTER	7336 S Olympia Avenue W	Tulsa	OK	Inland American Retail Management LLC
173.	44694	SHERMAN TOWN CENTER II	845 North Creek Drive	Sherman	TX	Inland American Retail Management LLC
174.	44695	SPARKS CROSSING	101 Los Altos Pkwy	Sparks	NV	Inland American Retail Management LLC
175.	44696	WHITE OAK CROSSING	2700 Timber Drive	Garner	NC	Inland American Retail Management LLC
176.	44703	UNIVERSITY OAKS SHOPPING CENTER	201 University Oaks Blvd	Round Rock	TX	Inland American Retail Management LLC
177.	44704	GRAFTON COMMONS	Port Washington Road / Hwy 60	Grafton	WI	Inland American Retail Management LLC
178.	44705	WOODLAKE CROSSING	SWQ. of FM 78 & Woodlake Parkway	San Antonio	TX	Inland American Retail Management LLC
179.	44728	WESTPORT VILLAGE	1315 Herr Lane	Louisville	KY	Inland American Retail Management LLC
180.	44730	WALDEN PARK	14005 RESEARCH BLVD	AUSTIN	TX	Inland American Retail Management LLC
181.	44731	West Creek Shopping Center	4404 William Cannon	AUSTIN	TX	Inland American Retail Management LLC
182.	44900	MONADNOCK CONDO ASSOC	30 Ash Brook Road	Keene	NH	Inland American Retail Management LLC

	Building	Property Name	Address	City	ST	Manager
183.	44901	WARD’S CROSSING—OEA	4026D-4040 Wards Road	Lynchburg	VA	Inland American Retail Management LLC
184.	46044	Citizens CFG-NH—06 Manchester OFFICE	875 Elm Street	Manchester	NH	Inland American Retail Management LLC
185.	46050	Citizens CFG-NY—02 Plattsburgh	6 Oak Street	Plattsburgh	NY	Inland American Retail Management LLC
186.	46142	Citizens CFG-PA—88 York RETAIL	1 N. George St.	York	PA	Inland American Retail Management LLC
187.	46149	Citizens CFG-RI—08 Providence OFFICE	870 Westminster Street	Providence	RI	Inland American Retail Management LLC
188.	46157	Suntrust-AL00121 Shoal Creek Branch	300 US Highway 43	Killen	AL	Inland American Retail Management LLC
189.	46158	Suntrust-AL00107 Muscle Shoals Branch	1411 Woodward Avenue	Muscle Shoals	AL	Inland American Retail Management LLC
190.	46160	Suntrust-FL00122 Clark Road Office	5727 Clark Road	Sarasota	FL	Inland American Retail Management LLC
191.	46161	Suntrust-FL00124 Sunwest Office	4125 State Road 60	Vero Beach	FL	Inland American Retail Management LLC
192.	46162	Suntrust-FL00127 Fort Meade Branch	214 West Broadway	Fort Meade	FL	Inland American Retail Management LLC
193.	46163	Suntrust-FL00129 St. Lucie West Office	1301 Northwest St. Lucie West Blvd.	Port St. Lucie	FL	Inland American Retail Management LLC
194.	46165	Suntrust-FL00134 Imperial Lakes Branch	5980 Imperial Parkway	Mulberry	FL	Inland American Retail Management LLC
195.	46166	Suntrust-FL00140 Lake Mary Branch	4240 West Lake Mary Boulevard	Lake Mary	FL	Inland American Retail Management LLC
196.	46167	Suntrust-FL00149 Haile Plantation Branc	5303 Southwest 91st Drive	Gainesville	FL	Inland American Retail Management LLC
197.	46168	Suntrust-FL00152 Millhopper Branch	3814 Northwest 43rd Street	Gainesville	FL	Inland American Retail Management LLC
198.	46170	Suntrust-FL00168 Tiger Point Office	3301 Gulf Breeze Parkway	Gulf Breeze	FL	Inland American Retail Management LLC
199.	46171	Suntrust-FL00175 North Beneva Office	3577 Fruitville Road	Sarasota	FL	Inland American Retail Management LLC
200.	46172	Suntrust-FL00178 Bayonet Point Branch	7612 State Road 52	Bayonet Point	FL	Inland American Retail Management LLC
201.	46175	Suntrust-FL00193 Hobe Sound Office	9955 Southeast Federal Highway	Hobe Sound	FL	Inland American Retail Management LLC
202.	46176	Suntrust-FL00198 North Port Office	7061 South U.S. Highway #1	Port St. Lucie	FL	Inland American Retail Management LLC

	Building	Property Name	Address	City	ST	Manager
203.	46177	Suntrust-FL00206 Mount Dora Branch	200 East Fifth Avenue	Mount Dora	FL	Inland American Retail Management LLC
204.	46178	Suntrust-FL00218 Daytona Beach Shores B	2300 South Atlantic Avenue	Daytona Beach	FL	Inland American Retail Management LLC
205.	46179	Suntrust-FL00243 Marianna Downtown Offi	4425 Lafayette Street	Marianna	FL	Inland American Retail Management LLC
206.	46180	Suntrust-FL00264 Land O’Lakes Branch	21744 State Road 54	Lutz	FL	Inland American Retail Management LLC
207.	46182	Suntrust-FL00281 St. Augustine Office	1850 U.S. Highway 1 South	St. Augustine	FL	Inland American Retail Management LLC
208.	46183	Suntrust-FL00303 South Beach Office	3720 South Third Street	Jacksonville	FL	Inland American Retail Management LLC
209.	46184	Suntrust-FL00304 Regency Square Office	344 Monument Road	Jacksonville	FL	Inland American Retail Management LLC
210.	46187	Suntrust-FL00948 East Boca Raton Office	880 East Palmetto Park Road	Boca Raton	FL	Inland American Retail Management LLC
211.	46188	Suntrust-FL00953 West Tamarac Office	7879 West Commercial Boulevard	Tamarac	FL	Inland American Retail Management LLC
212.	46189	Suntrust-FL00961 Pompano Beach	1409 East Atlantic Boulevard	Pompano Beach	FL	Inland American Retail Management LLC
213.	46193	Suntrust-FL01000 West St. Cloud Branch	4290 13th Street	St. Cloud	FL	Inland American Retail Management LLC
214.	46194	Suntrust-FL01033 Granada Boulevard Bran	113 East Granada Boulevard	Ormond Beach	FL	Inland American Retail Management LLC
215.	46195	Suntrust-FL01034 Bill France Boulevard	299 Bill France Boulevard	Daytona Beach	FL	Inland American Retail Management LLC
216.	46196	Suntrust-FL01035 West Ormond Branch	160 N. Nova Road	Ormond Beach	FL	Inland American Retail Management LLC
217.	46197	Suntrust-FL01038 Deltona Branch	892 Deltona Boulevard	Deltona	FL	Inland American Retail Management LLC
218.	46200	Suntrust-FL01049 Ormond Towne Square Br	1470 West Granada Boulevard	Ormond Beach	FL	Inland American Retail Management LLC
219.	46201	Suntrust-FL01066 Southside Office	745 South Broad Street	Brooksville	FL	Inland American Retail Management LLC
220.	46203	Suntrust-FL01070 Spring Hill Office	7319 Spring Hill Drive	Spring Hill	FL	Inland American Retail Management LLC

	Building	Property Name	Address	City	ST	Manager
221.	46204	Suntrust-FL01076 Inverness Branch	408 South U.S. Highway 41	Inverness	FL	Inland American Retail Management LLC
222.	46205	Suntrust-FL01092 Pembroke Pines	10000 Taft Street	Pembroke Pines	FL	Inland American Retail Management LLC
223.	46207	Suntrust-FL01105 Indian Harbour Beach B	314 East Eau Gallie Boulevard	Indian Harbour Beach	FL	Inland American Retail Management LLC
224.	46208	Suntrust-FL01106 Lake Washington Branch	2458 North Wickham Road	Melbourne	FL	Inland American Retail Management LLC
225.	46210	Suntrust-FL01117 Pine Hills Branch	5025 West Colonial Drive	Orlando	FL	Inland American Retail Management LLC
226.	46211	Suntrust-FL01142 South 436 Lake Margare	3800 South Semoran Boulevard	Orlando	FL	Inland American Retail Management LLC
227.	46214	Suntrust-FL01158 West Central Office	6300 Central Avenue	St. Petersburg	FL	Inland American Retail Management LLC
228.	46216	Suntrust-FL01174 Tuscawilla Branch	5775 Red Bug Lake Road	Casselberry	FL	Inland American Retail Management LLC
229.	46218	Suntrust-FL01198 Rockledge Branch	234 Barton Boulevard	Rockledge	FL	Inland American Retail Management LLC
230.	46219	Suntrust-FL01212 Flagler Plaza Branch	100 Flagler Plaza Drive	Palm Coast	FL	Inland American Retail Management LLC
231.	46220	Suntrust-FL01215 North Causeway Branch	111 North Causeway	New Smyrna Beach	FL	Inland American Retail Management LLC
232.	46221	Suntrust-FL01222 Pasco Square Office	4041 Rowan Road	New Port Richey	FL	Inland American Retail Management LLC
233.	46222	Suntrust-FL01235 Countryside Office	26627 US Highway 19 North	Clearwater	FL	Inland American Retail Management LLC
234.	46223	Suntrust-FL01236 East Clearwater Office	2150 Cleveland Street	Clearwater	FL	Inland American Retail Management LLC
235.	46225	Suntrust-FL01246 Sabal Park Office	9601 East Martin Luther King Junior Boul	Tampa	FL	Inland American Retail Management LLC
236.	46227	Suntrust-FL01287 North Lakeland Branch	1075 Carpenters Way	Lakeland	FL	Inland American Retail Management LLC
237.	46229	Suntrust-FL01346 South Ocala Branch	111 Southwest 17th Street	Ocala	FL	Inland American Retail Management LLC
238.	46230	Suntrust-FL01349 Golden Hills Office	4800 Northwest Blichton Road	Ocala	FL	Inland American Retail Management LLC

	Building	Property Name	Address	City	ST	Manager
239.	46231	Suntrust-FL01354 Executive Park Office	3990 Southwest State Road 200	Ocala	FL	Inland American Retail Management LLC
240.	46232	Suntrust-FL01355 Lakewood Office	4142 Sixth Street South	St. Petersburg	FL	Inland American Retail Management LLC
241.	46234	Suntrust-GA00329 Buckhead Branch	3020 Peachtree Road Northwest	Atlanta	GA	Inland American Retail Management LLC
242.	46236	Suntrust-GA00338 Northside Parkway Bran	3300 Northside Parkway Northwest	Atlanta	GA	Inland American Retail Management LLC
243.	46237	Suntrust-GA00344 Sandy Springs Branch	5898 Roswell Road Northeast	Atlanta	GA	Inland American Retail Management LLC
244.	46239	Suntrust-GA00350 Rockbridge Memorial Br	3850 Rockbridge Road	Stone Mountain	GA	Inland American Retail Management LLC
245.	46240	Suntrust-GA00362 Panola Road Branch	2843 Panola Road	Lithonia	GA	Inland American Retail Management LLC
246.	46241	Suntrust-GA00369 Shannon Mall Branch	4601 Jonesboro Road	Union City	GA	Inland American Retail Management LLC
247.	46242	Suntrust-GA00371 Peachtree City Branch	103 City Circle	Peachtree City	GA	Inland American Retail Management LLC
248.	46243	Suntrust-GA00379 Chamblee-Peachtree Ind	5370 Peachtree Industrial	Chamblee	GA	Inland American Retail Management LLC
249.	46244	Suntrust-GA00382 Stone Mountain Branch	5473 East Mountain Street	Stone Mountain	GA	Inland American Retail Management LLC
250.	46248	Suntrust-GA00449 Stockbridge Branch	4986 North Henry Boulevard	Stockbridge	GA	Inland American Retail Management LLC
251.	46249	Suntrust-GA00454 Court Square Branch	930 Main Street	Conyers	GA	Inland American Retail Management LLC
252.	46250	Suntrust-GA00465 Southlake Branch	1235 Southlake Circle	Morrow	GA	Inland American Retail Management LLC
253.	46252	Suntrust-GA00474 Marietta Branch	47 Whitlock Avenue	Marietta	GA	Inland American Retail Management LLC
254.	46253	Suntrust-GA00475 Merchants Walk Branch	1331 Johnson Ferry Road	Marietta	GA	Inland American Retail Management LLC
255.	46257	Suntrust-GA00507 Washington Road Tho	658 Main Street	Thomson	GA	Inland American Retail Management LLC
256.	46258	Suntrust-GA00509 Washington Road Evans	4212 Washington Road	Evans	GA	Inland American Retail Management LLC

	Building	Property Name	Address	City	ST	Manager
257.	46259	Suntrust-GA00531 Bradley Park Branch	1645 Bradley Park Drive	Columbus	GA	Inland American Retail Management LLC
258.	46260	Suntrust-GA00588 Derenne Avenue Branch	610 East Derenne Avenue	Savannah	GA	Inland American Retail Management LLC
259.	46261	Suntrust-GA00591 Skidaway Branch	2815 Skidaway Road	Savannah	GA	Inland American Retail Management LLC
260.	46263	Suntrust-GA00653 Gray Highway Office	1104 Gray Highway	Macon	GA	Inland American Retail Management LLC
261.	46264	Suntrust-GA00686 Five Points Branch	300 South Mock Road	Albany	GA	Inland American Retail Management LLC
262.	46265	Suntrust-GA00704 Sylvester Office	201 North Isabella Street	Sylvester	GA	Inland American Retail Management LLC
263.	46266	Suntrust-GA00715 Altama Office	4410 Altama Avenue	Brunswick	GA	Inland American Retail Management LLC
264.	46268	Suntrust-GA00738 Gaines School Road Off	180 Gaines School Road	Athens	GA	Inland American Retail Management LLC
265.	46269	Suntrust-GA00743 Madison Office	286 Hancock Street	Madison	GA	Inland American Retail Management LLC
266.	46270	Suntrust-GA00849 NCF: Cartersville	827 Joe Frank Harris Pkwy	Cartersville	GA	Inland American Retail Management LLC
267.	46271	Suntrust-MD00224 Historic Annapolis	152 Main Street	Annapolis	MD	Inland American Retail Management LLC
268.	46273	Suntrust-MD00276 Prince FrederickFox R	597 Solomons Island Road N.	Prince Frederick	MD	Inland American Retail Management LLC
269.	46274	Suntrust-MD00286 Glen Burnie Branch	100 Crain Hwy. S.W.	Glen Burnie	MD	Inland American Retail Management LLC
270.	46275	Suntrust-MD00297 Cambridge	403 Academy Street	Cambridge	MD	Inland American Retail Management LLC
271.	46278	Suntrust-MD00311 Avondale	1900 Queens Chapel Road	Avondale	MD	Inland American Retail Management LLC
272.	46281	Suntrust-NC00138 NCF: Asheboro	272 N Fayetteville St	Asheboro	NC	Inland American Retail Management LLC
273.	46282	Suntrust-NC00148 NCF: Bessemer City	125 E Virginia Ave	Bessemer City	NC	Inland American Retail Management LLC
274.	46284	Suntrust-NC00191 NCF: Carmel Commons	7801 Pineville-Matthews Rd	Charlotte	NC	Inland American Retail Management LLC
275.	46285	Suntrust-NC00199 NCF: Charlotte Plaza	4441 The Plaza	Charlotte	NC	Inland American Retail Management LLC
276.	46286	Suntrust-NC00201 NCF: Sardis Rd aka Gal	1935 Galleria Blvd	Charlotte	NC	Inland American Retail Management LLC

	Building	Property Name	Address	City	ST	Manager
277.	46287	Suntrust-NC00205 NCF: Wilmar	818 Church Street North	Concord	NC	Inland American Retail Management LLC
278.	46288	Suntrust-NC00210 NCF: Creedmoor	201 S Main Street	Creedmoor	NC	Inland American Retail Management LLC
279.	46289	Suntrust-NC00213 NCF: Dunn	2100 W Cumberland St	Dunn	NC	Inland American Retail Management LLC
280.	46290	Suntrust-NC00226 NCF: Croasdaile	1821 Hillandale Rd	Durham	NC	Inland American Retail Management LLC
281.	46291	Suntrust-NC00230 NCF: Bethesda	1611 S Miami Blvd	Durham	NC	Inland American Retail Management LLC
282.	46293	Suntrust-NC00266 NCF: Adams Farm	5705 High Point Road	Greensboro	NC	Inland American Retail Management LLC
283.	46294	Suntrust-NC00273 NCF: Airpark	7804 National Service Rd	Greensboro	NC	Inland American Retail Management LLC
284.	46296	Suntrust-NC00280 NCF: Harrisburg	4720 Highway 49 S	Harrisburg	NC	Inland American Retail Management LLC
285.	46297	Suntrust-NC00282 NCF: Hendersonville Ma	222 S Main Street	Hendersonville	NC	Inland American Retail Management LLC
286.	46298	Suntrust-NC00301 NCF: Mulberry	110 Mulberry St SW	Lenoir	NC	Inland American Retail Management LLC
287.	46299	Suntrust-NC00303 NCF: Tyro	4394 S NC Hwy 150	Lexington	NC	Inland American Retail Management LLC
288.	46300	Suntrust-NC00306 NCF: Mebane	204 W Center Street	Mebane	NC	Inland American Retail Management LLC
289.	46301	Suntrust-NC00318 NCF: Oxford: Main St	140 W Main St	Oxford	NC	Inland American Retail Management LLC
290.	46302	Suntrust-NC00320 NCF: Pittsboro	88 Hillsboro Street	Pittsboro	NC	Inland American Retail Management LLC
291.	46303	Suntrust-NC00355 NCF: North Madison	804 N Madison Blvd	Roxboro	NC	Inland American Retail Management LLC
292.	46304	Suntrust-NC00358 NCF: Rural Hall	7880 Broad Street	Rural Hall	NC	Inland American Retail Management LLC
293.	46306	Suntrust-NC00365 NCF: Stanley	416 Highway 27 S	Stanley	NC	Inland American Retail Management LLC
294.	46309	Suntrust-NC00368 NCF: Sylva Main	624 W Main St	Sylva	NC	Inland American Retail Management LLC
295.	46310	Suntrust-NC00374 NCF: Walnut Cove Main	234 N Main St.	Walnut Cove	NC	Inland American Retail Management LLC

	Building	Property Name	Address	City	ST	Manager
296.	46312	Suntrust-NC00389 NCF: Ogburn Station	4306 N Liberty Street	Winston-Salem	NC	Inland American Retail Management LLC
297.	46313	Suntrust-NC00393 NCF: Yadkinville: Sta	200 S State St	Yadkinville	NC	Inland American Retail Management LLC
298.	46315	Suntrust-SC00151 NCF: Pleasantburg	201 S Pleasantburg Dr.	Greenville	SC	Inland American Retail Management LLC
299.	46316	Suntrust-SC00152 NCF: Wade Hampton	2111 Wade Hampton Blvd	Greenville	SC	Inland American Retail Management LLC
300.	46317	Suntrust-SC00154 NCF: Woodruff Road	1610 Woodruff Road	Greenville	SC	Inland American Retail Management LLC
301.	46318	Suntrust-SC00159 NCF: Berea	55 Farrs Bridge Road	Greenville	SC	Inland American Retail Management LLC
302.	46319	Suntrust-SC00169 NCF: Liberty	5 W Main St	Liberty	SC	Inland American Retail Management LLC
303.	46322	Suntrust-TN00171 Woodbine Branch	2915 Nolensville Road	Nashville	TN	Inland American Retail Management LLC
304.	46323	Suntrust-TN00172 Donelson Branch	2503 Lebanon Road	Nashville	TN	Inland American Retail Management LLC
305.	46324	Suntrust-TN00179 Cool Springs Branch	1725 Mallory Lane	Brentwood	TN	Inland American Retail Management LLC
306.	46325	Suntrust-TN00181 Hillsboro Village Bran	1605 21st Avenue South	Nashville	TN	Inland American Retail Management LLC
307.	46327	Suntrust-TN00191 Brentwood Maryland Far	5030 Thoroughbred Lane	Brentwood	TN	Inland American Retail Management LLC
308.	46328	Suntrust-TN00193 Smyrna Branch	189 South Lowry Street	Smyrna	TN	Inland American Retail Management LLC
309.	46329	Suntrust-TN00204 Lebanon Main Office	240 West Main Street	Lebanon	TN	Inland American Retail Management LLC
310.	46330	Suntrust-TN00209 South Side Branch—Mu	1250 South Church Street	Murfreesboro	TN	Inland American Retail Management LLC
311.	46331	Suntrust-TN00210 University Branch	1213 Greenland Drive	Murfreesboro	TN	Inland American Retail Management LLC
312.	46335	Suntrust-TN00275 North County Branch	9627 Dayton Pike	Soddy Daisy	TN	Inland American Retail Management LLC
313.	46336	Suntrust-TN00276 Signal Mountain Branch	1301 Taft Highway	Signal Mountain	TN	Inland American Retail Management LLC
314.	46338	Suntrust-TN00281 Lee Highway Branch	7001 Lee Highway	Chattanooga	TN	Inland American Retail Management LLC

	Building	Property Name	Address	City	ST	Manager
315.	46339	Suntrust-TN00287 West Tenth Street Bran	110 West Tenth Street	Chattanooga	TN	Inland American Retail Management LLC
316.	46340	Suntrust-TN00316 Walnut Street Facility	426 West Walnut Street	Johnson City	TN	Inland American Retail Management LLC
317.	46341	Suntrust-TN00324 Allandale Mt Carmel	4233 West Stone Drive	Kingsport	TN	Inland American Retail Management LLC
318.	46343	Suntrust-TN00397 Loudon Facility	414 Wharf Street	Loudon	TN	Inland American Retail Management LLC
319.	46344	Suntrust-TN00400 Alpha Facility	5716 West Andrew Johnson Highway	Morristown	TN	Inland American Retail Management LLC
320.	46346	Suntrust-VA00185 Chippenham	7133 Forest Hill Ave	Richmond	VA	Inland American Retail Management LLC
321.	46347	Suntrust-VA00186 Ampthill	4830 Jefferson Davis Hwy	Richmond	VA	Inland American Retail Management LLC
322.	46348	Suntrust-VA00333 Gloucester Courthouse	6548 Main Street	Gloucester	VA	Inland American Retail Management LLC
323.	46349	Suntrust-VA00344 Annandale East	4250 John Marr Drive	Fairfax	VA	Inland American Retail Management LLC
324.	46350	Suntrust-VA00421 Hunter Hill	869 N. Lee Highway	Lexington	VA	Inland American Retail Management LLC
325.	46354	Suntrust-VA00475 South Roanoke	112 McClanahan Street	Roanoke	VA	Inland American Retail Management LLC
326.	46356	Suntrust-VA00491 Kent Street	400 West Main Street	Radford	VA	Inland American Retail Management LLC
327.	46357	Suntrust-VA00506 Kingsmill	496 Mclaws Circle	Williamsburg	VA	Inland American Retail Management LLC
328.	46359	Suntrust-VA00524 Onancock	62 Market Street	Onancock	VA	Inland American Retail Management LLC
329.	46360	Suntrust-VA00527 Accomac	23364 Front Street	Accomac	VA	Inland American Retail Management LLC
330.	46361	Suntrust-VA00537 Painter	33287 Railroad Avenue	Painter	VA	Inland American Retail Management LLC
331.	46362	Suntrust-VA00549 Collinsville	3000 Virginia Avenue	Collinsville	VA	Inland American Retail Management LLC
332.	46363	Suntrust-VA00571 Patrick County	114 West Blue Ridge Street	Stuart	VA	Inland American Retail Management LLC
333.	46364	Suntrust-VA00572 Garrisonville	160 Garrisonville Road	Stafford	VA	Inland American Retail Management LLC
334.	46366	Suntrust-VA00922 NCF: Cave Springs	4110 Brambleton Ave SW	Roanoke	VA	Inland American Retail Management LLC

	Building	Property Name	Address	City	ST	Manager
335.	47101	INTECH RETAIL	6335 Intech Commons Drive	Indianapolis	IN	Inland American Retail Management LLC
336.	48802	Woodridge Crossing	3340 FM 544	Wylie	TX	Inland American Retail Management LLC
337.	44733	Plantation Grove	2600 Maguire Road	Ocoee	FL	Inland American Retail Management LLC
338.	44732	Suncrest Village	10021-10115 University Blvd	Orlando	FL	Inland American Retail Management LLC